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                       CORTEX PHARMACEUTICALS, INC.

            WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

                              JANUARY 20, 1995


No. V-4                                                          50,000 Shares

FOR VALUED RECEIVED, CORTEX PHARMACEUTICALS, INC., a Delaware corporation (the "Company"), hereby certifies that VECTOR SECURITIES INTERNATIONAL, INC., or permitted assigns thereof, is entitled to purchase from the Company 50,000 fully paid and nonassessable shares of the common stock, par value $.001 per share, of the Company upon payment of the purchase price of $3.00 per share.
(Hereinafter, (i) said common stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "Common Stock," (ii) the shares of the Common Stock purchasable hereunder or under any other Warrant (as hereinafter defined) are referred to as the "Warrant Shares," (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price," (iv) the price payable hereunder for each of the Warrant Shares is referred to as the "Per Share Warrant Price," (v) this Warrant, all identical warrants issued on the date hereof and all warrants hereafter issued in exchange or substitution for this Warrant or such other warrants are referred to as the "Warrants" and (vi) the holder of this Warrant is referred to as the "Holder" and the holder of this Warrant and all other Warrants are referred to as the "Holders").

This Warrant is exercisable at any time, or from time to time, until 5:00 p.m. New York City time on January 19, 2000 (the "Termination Date").

The Aggregate Warrant Price is not subject to adjustment. The Per Share Warrant Price is subject to adjustment as hereinafter provided: in the event of any such adjustment, the number of Warrant Shares shall be adjusted by dividing the Aggregate Warrant Price by the Per Share Warrant Price in effect immediately after such adjustment.

1.    EXERCISE OF WARRANT

      This Warrant may be exercised, in whole or in part, subject to the foregoing limitations on exercisability, by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the address set forth in Subsection 9(a) hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part. Payment for Warrant Shares shall be made by cashier's check or by wire transfer of funds. If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of the Common Stock, and the Holder is entitled to receive a new Warrant covering the Warrant Shares which have not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon such surrender of this Warrant, the Company will (a) issue a certificate or certificates in the name of the Holder for the largest number of all whole shares of the Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the


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      Holder shall be entitled, pay to the Holder cash in an amount equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (b) deliver the other securities and properties receivable upon the exercise of this Warrant, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

2.    RESERVATION OF WARRANT SHARES; LISTING.

      The Company agrees that prior to the expiration of this Warrant, the Company will at all times (a) have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer and free and clear of all preemptive rights and (b) keep the shares of the Common Stock receivable upon the exercise of this Warrant available for quotation on the National Association of Securities Dealers Automated Quotation ("NASDAQ") System (or other national securities exchange upon which the Common Stock is listed) upon notice of issuance.

3.    ADJUSTMENTS

      (a) If, at any time or from time to time after the date of this Warrant, the Company shall issue or distribute to the holders of shares of Common Stock evidences of its indebtedness, any other securities of the Company or any cash, property or other assets (excluding a subdivision, combination or reclassification, or dividend or distribution payable in shares of Common Stock, referred to in Subsection 3(b), and also excluding cash dividends or cash distributions paid out of net profit legally available therefor if the full amount thereof, together with the value of other dividends and distributions made substantially concurrently therewith or pursuant to a plan which includes payment thereof, is equivalent to not more than 5% of the Company's net worth (any such nonexcluded event being herein called a "Special Dividend"), the Per Share Warrant Price shall be adjusted by multiplying the Per Share Warrant Price then in effect by a fraction, the numerator of which shall be the then current Market Price of the Common Stock less the fair market value (as determined by the Company's Board of Directors) of the evidences of indebtedness, securities or property, or other assets issued or distributed in such Special Dividend applicable to one share of Common Stock and the denominator of which shall be such then current Market Price per share of Common Stock. The "Market Price" of a share of Common Stock or other securities on any day shall mean the average closing price of a share of Common Stock or other security for the 30 consecutive trading days preceding such day on the principal national securities exchange on which the shares of Common Stock or securities are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the average of the reported bid and asked prices during such 30 trading day period in the over-the-counter market as furnished by the National Quotation Bureau, Inc., or, if such firm is not then engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business selected by the Company, or, if there if no such firm, as furnished by any member of the National Association of


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            Securities Dealers, Inc. selected by the Company or, if the shares of Common Stock or securities are not publicly traded, the Market Price for such day shall be the fair market value thereof determined jointly by the Company and the Holder of this Warrant; PROVIDED, HOWEVER, that if such parties are unable to reach agreement within a reasonable period of time, the Market Price shall be determined in good faith by the independent investment banking firm selected jointly by the Company and the Holder of this Warrant or, if that selection cannot be made within 15 days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules. An adjustment made pursuant to this Subsection 3(a) shall become effectively immediately after the record date of any such Special Dividend.

      (b) In case the Company shall hereafter (i) pay a dividend or make a distribution on its capital stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a small number of shares or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company, the Per Share Warrant Price shall be adjusted so that the Holder of any Warrant upon the exercise thereof shall be entitled to receive the number of shares of Common Stock or other capital stock of the Company which he would have owned immediately prior thereto. An adjustment made pursuant to this Subsection 3(b) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Subsection 3(b), the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a written notice to the Holders of any Warrant promptly after such adjustment) shall determine the allocation of the adjusted Per Share Warrant Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock.

      (c) In case of any capital reorganization or reclassification, the Holder of this Warrant shall have the right thereafter to convert such Warrant into the kind and amount of securities, cash or other property that the Holder would have owned or have been entitled to receive immediately after such reorganization or reclassification had this Warrant been converted immediately prior to the effective date of such reorganization or reclassification and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests therefor of the Holder of this Warrant to the end that the provisions set forth in this Section 3 shall thereafter correspondingly be made applicable, as nearly as may be reasonable, in relation to any shares of stock or other securities or, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of this Warrant. The above provisions of this Subsection 3(c) shall similarly apply to successive reorganizations or reclassifications. The issuer of any shares of stock or other


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            securities or property thereafter deliverable on the conversion of this Warrant shall be responsible for all of the agreements and obligations of the Company hereunder. Notice of any such reorganization or reclassification and of said provisions so proposed to be made, shall be mailed to the Holders of the Warrants not less than 30 days prior to such event.

            This Warrant shall expire upon any consolidation or merger to which the Company is a party or upon any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, other than a consolidation, merger, sale or conveyance in which the Company is the continuing corporation or in the case of any statutory exchange of securities with another corporation (excluding any exchange effected in connection with a merger of a third corporation into the Company). Notice of any such consolidation, merger, sale, conveyance or statutory exchange, and of the expiration of this Warrant shall be mailed to the Holders of the Warrants not less than 30 days prior to such event.

      (d) No adjustment in the Per Share Warrant Price shall be required unless such adjustment would require an increase or decrease of at least $0.25 per share of Common Stock; PROVIDED, HOWEVER, that any adjustments which by reason of this Subsection 3(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment: PROVIDED FURTHER, HOWEVER, that adjustments shall be required and made in accordance with the provisions of this Section 3 (other than this Subsection 3(d)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the Holder of this Warrant or Common Stock issuable upon exercise hereof. All calculations under this Section 3 shall be made to the nearest cent or to the nearest share, as the case may be. Anything in this Section 3 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Per Share Warrant Price, in addition to those required by this Section 3, as it in its discretion shall deem to be advisable in order that any stock dividend, subdivision of shares or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its shareholders shall not be taxable.

      (e)   Whenever the Per Share Warrant Price is adjusted as provided in this
            Section 3 and upon any modification of the rights of a Holder of Warrants in accordance with this Section 3, the Company shall promptly provide a certificate of the chief financial officer of the Company setting forth the Per Share Warrant Price and the number of Warrant Shares after such adjustment or the effect of such modification, a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and cause copies of such certificate to be mailed to the Holders of the Warrants.

      (f) If the Board of Directors of the Company shall declare any dividend or other distribution with respect to the Common Stock, other than a cash distribution out of earned surplus, the Company shall mail notice thereof to the Holders of the Warrants not less than 15 days prior to the record date fixed for determining shareholders entitled to participate in such dividends or other distribution.



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4.    FULLY PAID STOCK:  TAXES.

      The Company agrees that the shares of the Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and nonassessable, and not subject to pre-emptive rights, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Per Share Warrant Price. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or certificate therefor.

5.    REGISTRATION UNDER SECURITIES ACT OF 1933.

      (a) Each time the Company shall determine to file a registration statement under the Securities Act of 1933, as amended (the "Securities Act") (other than a registration statement on Form S-8 or an analogous form) in connection with the proposed offer and sale for money of any of the Company's securities by it or any of its security holders, the Company shall given written notice of its determination to each Holder at least twenty (20) days prior to the filing of each such registration statement. Upon any Holder's written request, given within fourteen (14) days after the receipt of any such notice, to include any of the Warrant Shares in such proposed registration statement, the Company shall cause all of the Warrant Shares of which notice of requested registration is given by the Holder to be included in such registration statement, all to the extent required to permit the sale or other disposition by the Holder of the Warrant Shares to be so registered; provided, however, that if the underwriters reasonably conclude that the inclusion of any of the Warrant Shares of which notice of requested registration is given by the Holder in the public offering will adversely affect the successful marketing of the other securities to be included in such public offering, the Company shall be required to include in the public offering only that portion of the Warrant Shares which the underwriters believe will not jeopardize the success of the offering; and provided further that all other registerable securities under prior registration agreements shall be included prior to the Warrant Shares.

      (b) The Company shall, upon the filing of the Registration Statement (i) furnish to each Holder of any Warrant Shares (and to each underwriter, if any, of such Warrant Shares) such number of copies of prospectuses and preliminary prospectuses in conformity with the requirements of the Act and such other documents as such Holder may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Warrant Shares; PROVIDED, HOWEVER, that the obligation of the Company to deliver copies of prospectuses or preliminary prospectuses to the Holder shall be subject to the receipt by the Company of reasonable assurances from the Holder that the Holder will comply with the applicable provisions of the Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses or preliminary prospectuses, (ii) use its best efforts to register or qualify such Warrant Shares


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            under the blue sky laws (to the extent applicable) of such jurisdiction or jurisdictions as the Holders of any such Warrant Shares and each underwriter of Warrant Shares being sold by such Holders shall reasonably request and (iii) take such other actions as may be reasonably necessary or advisable to enable such Holders and such underwriters to consummate the sale or distribution in such jurisdiction or jurisdictions in which such Holders shall have reasonably requested that the Warrant Shares be sold.

      (c) The Company shall pay all expenses incurred in connection with any registration or other action pursuant to the provisions of this
            Section 5, other than underwriting discounts and commissions, fees and expenses of counsel to each Holder and applicable transfer taxes relating to the Warrant Shares.

      (d) The Company agrees to indemnify and hold harmless each Holder from and against any losses, claims, damages or liabilities to which such Holder may become subject (under the Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement of a material fact contained in the Registration Statement on the effective date thereof, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement and the Company will reimburse such Holder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder specifically for use in preparation of the Registration Statement.

            The Holder agrees to indemnify and hold harmless the Company (each person, if any, who controls the Company within the meaning of
            Section 15 of the Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement of a material fact contained in the Registration Statement on the effective date thereof if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Holder specifically for use in preparation of the Registration Statement, and the Holder will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

            Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this
            Section 5(d), such indemnified person shall


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            notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; PROVIDED, HOWEVER, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; PROVIDED, HOWEVER, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel for all indemnified parties.

6.    LOSS, ETC. OF WARRANT.

      Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

7.    WARRANT HOLDER NOT SHAREHOLDERS.

      Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.

8.    AMENDMENT.

      These Warrants may be amended by mutual agreement of the Company and the Holders of a majority of the then outstanding Warrants.

9.    COMMUNICATION.

      No notice or other communication under this Warrant shall be effective unless, but any notice or other communication shall be effective and shall be deemed to have been given if, the same is in writing and is mailed by first-class mail, postage prepaid, addressed as set forth below:


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            IF TO THE COMPANY:  Cortex Pharmaceuticals, Inc.
                                15241 Barranca Parkway
                                Irvine, California  92718
                                Attn:  Corporate Secretary

      or such other address as the Company has designated in writing to the Holder.

            IF TO THE HOLDER:  Vector Securities International, Inc.
                               1751 Lake Cook Road, Suite 350
                               Deerfield, Illinois  60015

      or such other address as the Holder has designated in writing to the Company.

10.   HEADINGS.

      The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

11.   APPLICABLE LAW.

      This Warrant shall be governed by and construed in accordance with the law of the State of California without giving effect to the principles of conflicts of law thereof.

IN WITNESS WHEREOF, Cortex Pharmaceuticals, Inc. has caused this Warrant to be signed by its President and its corporate seal to be hereunto affixed and attested by its Secretary this 20th day of January, 1995.



                                          /s/ Alan A. Steigrod
                                          -----------------------------------
                                          Alan A. Steigrod
                                          President and Chief Executive Officer


ATTEST:


/s/ D. Scott Hagen
-----------------------------------
D. Scott Hagen, Secretary

[Corporate Seal]


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                                SUBSCRIPTION


The undersigned, ________________________, pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for and purchase ______ shares of the Common Stock of Cortex Pharmaceuticals, Inc. covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.


Dated: _______________________      Signature: _______________________________

                                    Address: _________________________________

                                             _________________________________




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                                 ASSIGNMENT


FOR VALUE RECEIVED _______________ hereby sells, assigns and transfer unto _________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint ____________________, attorney, to transfer said Warrant on the books of Cortex Pharmaceuticals, Inc.


Dated: _______________________      Signature: _______________________________

                                    Address: _________________________________

                                             _________________________________




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                             PARTIAL ASSIGNMENT


FOR VALUE RECEIVED ________________ hereby assigns and transfers unto _____________________ the right to purchase ______ shares of the Common Stock of Cortex Pharmaceuticals, Inc. by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced hereby, and does irrevocably constitute and appoint _____________________, attorney, to transfer that part of said Warrant on the books of Cortex Pharmaceuticals, Inc.


Dated: _______________________      Signature: _______________________________

                                    Address: _________________________________

                                             _________________________________




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